SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 5, 2001.




                                    ITSA LTD.
             (Exact Name of Registrant as Specified in Its Charter)




    CAYMAN ISLANDS                     0-31247                NOT APPLICABLE
   (State or Other              (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


                C/O ITSA-INTERCONTINENTAL TELECOMUNICACOES LTDA.
                                 SCS, QUADRA 07-
                        ED. TORRE PATIO BRASIL, SALA 601
                             70.307-901 BRASILIA-DF
                                     BRAZIL
          (Address of Principal Executive Offices, Including Zip Code)



     Registrant's telephone number, including area code: 011-55-61-314-9904



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)     Dismissal of Independent Accounting Firm

        On February 5, 2001, ITSA Ltd. (the "Registrant") appointed Arthur Andersen LLP ("Arthur Andersen"), as the independent public accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2001. Arthur Andersen replaces the Registrant's prior independent accountants, Ernst & Young LLP ("Ernst & Young"). The Registrant dismissed Ernst & Young on May 3, 2001. The Registrant's Board of Directors approved the appointment of Arthur Andersen and the dismissal of Ernst & Young.

        The reports of Ernst & Young on the consolidated financial statements of the Registrant as of and for the fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or a disclaimer of opinion. These reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2000 and 1999 and during the period between December 31, 2000 and May
3, 2001, there were no disagreements between Ernst & Young and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with their reports. Furthermore, during the two most recent fiscal years ended December 31, 2000 and 1999 and during the period between December 31, 2000 and May 3, 2001, there were no "reportable events" as described in Paragraph 304(a)(1)(v) of Regulation S-K.

        During the two most recent fiscal years ended December 31, 2000 and 1999 and during the period between December 31, 2000 and May 3, 2001, neither the Registrant nor anyone on its behalf consulted Arthur Andersen regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Paragraph 304(a)(1)(v) of Regulation S-K).

        The Registrant provided Ernst & Young with a copy of this disclosure and requested Ernst & Young to furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young's letter is filed as an exhibit to this report.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c) Exhibits.

                 16.1 Letter from Ernst & Young LLP dated October 30, 2001 regarding change in certifying accountant.





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



                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ITSA LTD.
                                    ___________________________________________
                                                     (Registrant)


Date:  November 5, 2001
                                    By: /s/  Hermano Studart Lins de Albuquerque
                                    ___________________________________________
                                        Hermano Studart Lins de Albuquerque
                                        Chief Executive Officer
                                        (Principal Executive Officer)




























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



                                  EXHIBIT INDEX


   EXHIBIT NO.                   DESCRIPTION

       16.1 Letter from Ernst & Young LLP dated October 30, 2001 regarding change in certifying accountant.

































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